                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 10, 2006

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C. (as seller under a Pooling and
Servicing Agreement, dated as of August 1, 2006, providing for, inter alia, the issuance of Carrington Mortgage Loan Trust, Series 2006-NC3 Asset-Backed
Pass-Through Certificates)

                   STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.,
                   ------------------------------------------
          on behalf of Carrington Mortgage Loan Trust, Series 2006-NC3
          ------------------------------------------------------------
                     Asset-Backed Pass-Through Certificates
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  333-134218-01               20-2698835
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)

         Seven Greenwich Office Park
           599 West Putnam Avenue
           Greenwich, Connecticut                               06830
---------------------------------------------         --------------------------
   (Address of principal executive office)                    (Zip Code)

                                 (203) 661-6186
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.  OTHER EVENTS.

On August 10, 2006, the Registrant caused the issuance and sale of Carrington
Mortgage Loan Trust, Series 2006-NC3 Asset-Backed Pass-Through Certificates,
Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10,
Class CE, Class P, Class R-I and Class R-II Certificates (the "Certificates")
pursuant to a Pooling and Servicing Agreement dated as of August 1, 2006, among the Registrant, New Century Mortgage Corporation, as Servicer, and Wells Fargo
Bank, N.A., as Trustee. The mortgage loans were sold to the Registrant pursuant to a Mortgage Loan Purchase Agreement, dated as of August 10, 2006, among the
Registrant, NC Capital Corporation, as Responsible Party, and Carrington
Securities, LP, as Seller. A Confirmation to an ISDA Master Agreement and a
Schedule to an ISDA Master Agreement, both dated August 10, 2006, were entered into by Swiss Re Financial Products Corporation, as the swap counterparty and
Wells Fargo Bank, N.A, as trustee.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (C). EXHIBITS.

      (c)   Exhibits: The following execution copies of Exhibits to the Form S-3
            Registration Statement of the Registrant are hereby filed.

                  10.1  Pooling and Servicing Agreement and the exhibits
                        thereto, dated as of August 1, 2006, among the
                        Registrant, New Century Mortgage Corporation, as
                        Servicer, and Wells Fargo Bank, N.A., as Trustee.

                  10.2  Mortgage Loan Purchase Agreement, dated as of August 10,
                        2006, among the Registrant, NC Capital Corporation and
                        Carrington Securities, LP.

                  10.3  Confirmation to an ISDA Master Agreement, dated August
                        10, 2006, between Swiss Re Financial Products
                        Corporation and Wells Fargo Bank, N.A.

                  10.4  Schedule to an ISDA Master Agreement, dated August 10,
                        2006, between Swiss Re Financial Products Corporation
                        and Wells Fargo Bank, N.A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STANWICH ASSET ACCEPTANCE COMPANY,
                                        L.L.C.

                                        By: /s/ Bruce M. Rose
                                            --------------------------------
                                        Name:  Bruce M. Rose
                                        Title: President

Dated: August 10, 2006

                                  Exhibit Index
                                  -------------

Exhibit No.             Description
-----------             -----------

   10.1           Pooling and Servicing Agreement and the exhibits thereto,
                  dated as of August 1, 2006, among the Registrant, New Century
                  Mortgage Corporation, as Servicer, and Wells Fargo Bank, N.A.,
                  as Trustee.

   10.2           Mortgage Loan Purchase Agreement, dated as of August 10, 2006, among the Registrant, NC Capital Corporation and Carrington
                  Securities, LP.

   10.3           Confirmation to an ISDA Master Agreement, dated August 10,
                  2006, between Swiss Re Financial Products Corporation and
                  Wells Fargo Bank, N.A.

   10.4           Schedule to an ISDA Master Agreement, dated August 10, 2006, between Swiss Re Financial Products Corporation and Wells
                  Fargo Bank, N.A.